                                     FORM OF
                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "AGREEMENT") is made and entered into as of June 20, 2000, among Commerce One, Inc., a Delaware corporation ("PARENT"), and the undersigned stockholder and/or option holder (the "STOCKHOLDER") of Appnet, Inc., a Delaware corporation (the "COMPANY").

         WHEREAS, the Company, Sub (as defined below), Parent and certain other parties have entered into an Agreement and Plan of Merger and Reorganization (the "REORGANIZATION AGREEMENT"), which provides for the merger (the "Merger") of Constitution Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("SUB") into the Company. Pursuant to the Merger, all issued and outstanding capital stock of the Company shall be converted into the right to receive common stock of Parent, as set forth in the Reorganization Agreement;

         WHEREAS, Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of such number of shares of the outstanding capital stock of the Company and shares subject to outstanding options and warrants as is indicated on the signature page of this Agreement; and

         WHEREAS, in consideration of the execution of the Reorganization Agreement by Parent, Stockholder (in his or her capacity as such) agrees to vote the Shares (as defined below) and other such shares of capital stock of the Company over which Stockholder has voting power so as to facilitate consummation of the Merger.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms not defined herein shall have the meanings ascribed to them in the Reorganization Agreement. For purposes of this Agreement:

                  (a) "EXPIRATION DATE" shall mean the earlier to occur of (i) twenty (20) days following such date and time as the Reorganization Agreement shall have been terminated pursuant to Article VII thereof, or (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement.

                  (b) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

                  (c) "SHARES" shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Stockholder acquires ownership during the period from the date of this Agreement through the Expiration Date.


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                  (d) TRANSFER. A Person shall be deemed to have effected a
"TRANSFER" of a security if such person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

         2.       TRANSFER OF SHARES.

                  (a) TRANSFEREE OF SHARES TO BE BOUND BY THIS AGREEMENT. Stockholder agrees that, during the period from the date of this Agreement through the Expiration Date, Stockholder shall not cause or permit any Transfer of any of the Shares to be effected unless such Transfer is in accordance with any affiliate agreement between Stockholder and Parent contemplated by the Reorganization Agreement and each Person to which any of such Shares, or any interest in any of such Shares, is or may be transferred shall have: (a) executed a counterpart of this Agreement and a proxy in the form attached hereto as EXHIBIT A (with such modifications as Parent may reasonably request); and (b) agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement; provided, however, that following the record date for the Company Stockholders' Meeting, GTCR Fund VI, L.P. may distribute Shares to its constituent partners without the consent of Parent, and without the transferees of such Shares being bound by this Agreement (except to the extent an individual has executed this Agreement in his or her individual capacity) if at the time of such distribution there is no Acquisition Proposal for the Company pending, announced or under consideration by the Company.

                  (b) TRANSFER OF VOTING RIGHTS. Stockholder agrees that, during the period from the date of this Agreement through the Expiration Date, Stockholder shall not deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Agreement with respect to any of the Shares.

         3. AGREEMENT TO VOTE SHARES. At every meeting of the Stockholders of the Company called, and at every adjournment thereof, and on every action or approval by written consent of the Stockholders of the Company, Stockholder (in its, his or her capacity as such) shall cause the Shares to be voted in favor of approval of the Reorganization Agreement and the Merger, in favor of each of the other transactions contemplated by the Reorganization Agreement, in favor of any matter that could reasonably be expected to facilitate the Merger and against any matter that is inconsistent with the prompt consummation of the Merger and other transactions contemplated by the Reorganization Agreement.

         4. AGREEMENT TO TENDER SHARES. Stockholder hereby agrees to tender, upon the request of Parent (and agrees that it will not withdraw), pursuant to and in accordance with the terms of the Reorganization Agreement, the Shares. Within five business days after the request of Parent, Stockholder shall (x) deliver to the depositary designated by Parent (i) a letter of transmittal with respect to the Shares complying with the terms of the Reorganization Agreement,
(ii) certificates representing of the Shares and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Reorganization Agreement, and/or (y) instruct its broker or such other person who is the holder of record of any Shares beneficially owned by such Stockholder to tender such shares for exchange pursuant to the terms and conditions of the Reorganization Agreement.

         5. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, Stockholder hereby revokes any and all previous proxies granted with respect to the Shares and agrees to deliver to Parent a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be irrevocable to the fullest extent permissible by law, with respect to the Shares.

         6. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. Stockholder hereby represents, warrants and covenants to Parent that such Stockholder (a) is the sole beneficial owner of the shares of Company Common Stock of the Company and the options and warrants to purchase shares of Common Stock of the Company indicated on the final page of this Agreement, free and clear of any liens, claims, options, rights of first refusal (except as may be held by the Company), co-sale rights, charges or other encumbrances; (b) does not beneficially own any securities of the Company other than the shares of Company Common Stock of the Company and options and warrants to purchase shares of Capital Stock of the Company indicated on the final page of this Agreement;(c) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy; and (d) the execution, delivery and performance of this Agreement by such Stockholder and the consummation of the transactions contemplated hereby, will not (i) require the consent, waiver, approval, or authorization of any governmental authority or any other person or entity or (ii) violate, conflict with, result in a breach of or the acceleration of any obligation under, or constitute a default (or an event which with notice or the lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Stockholder pursuant to any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, ordinance, regulation or decree to which the Stockholder is subject or by which the Stockholder or any of Stockholder's property or assets is bound.

         7. ADDITIONAL DOCUMENTS. Stockholder (in its, his or her capacity as such) hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent, to carry out the intent of this Agreement.

         8. CONSENT AND WAIVER. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which such Stockholder is a party or pursuant to any rights such Stockholder may have. Stockholder further agrees to give such additional consents and waivers as may be reasonably required for the consummation of the Merger under the terms of any agreement to which such Stockholder is a party or pursuant to any rights such Stockholder may have. As further clarification, but not limitation, of the foregoing, Stockholder further agrees to waive any registration rights it may have with respect to Stockholder's Shares (including piggyback registration rights) prior to the Expiration Date.

         9. LEGENDING OF SHARES. If so requested by Parent, Stockholder agrees that the Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy. Subject to the terms of Section 2 hereof, Stockholder agrees that Stockholder shall not Transfer the Shares without first having the aforementioned legend affixed to the certificates representing the Shares.

         10. TERMINATION. This Agreement and the Proxies delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

         11.      MISCELLANEOUS.

                  (a) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  (b) BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

                  (c) AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (d) WAIVER. No waiver, alteration or modification of any of the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representatives of the parties hereto. No failure or delay by any party in executing any right, power or privilege hereunder shall operate as a waiver hereof, nor shall any single or partial exercise hereof preclude any other or future exercise hereof or the exercise of any other right, power or privilege hereof.

                  (e) SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that Parent shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

                  (f) NOTICES. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                  If to Parent:             Commerce One, Inc.


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
                                        1600 Riviera Avenue, Suite 200
                                        Walnut Creek, California 94596
                                        Attention: Robert Tarkoff
                                        Telephone No.: (925) 941-6022
                                        Facsimile No.: (925) 941-6066

                  With a copy to:       Wilson Sonsini Goodrich & Rosati
                                        Professional Corporation
                                        650 Page Mill Road
                                        Palo Alto, California 94304
                                        Attention:    N. Anthony Jeffries, Esq.
                                        Telephone:  (650) 493-9300
                                        Facsimile:  (650) 493-6811

                  If to Stockholder:    To the address for notice set forth
                                        on the signature page hereof.

                  (g) GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, without reference to rules of conflicts of law.

                  (h) ENTIRE AGREEMENT. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

                  (i) EFFECT OF HEADINGS. The Section headings are for convenience only and shall not affect the construction or interpretation of this Agreement.

                  (j) FACSIMILE; COUNTERPARTS. This Agreement may be executed by facsimile and in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  (k) NO LIMITATION ON ACTIONS OF STOCKHOLDER AS DIRECTOR. Notwithstanding anything to the contrary in this Agreement, in the event Stockholder is a director of the Company, nothing in this Agreement is intended or shall be construed to require Stockholder, in Stockholder's capacity as a director of the Company, to act or fail to act in accordance with Stockholder's fiduciary duties in such capacity.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]


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

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

COMMERCE ONE, INC.                             STOCKHOLDER



By:   ___________________________________      By: _____________________________
       Signature of Authorized Signatory                Signature

Name: ___________________________________      Name:

Title: __________________________________      Title:

                                               _________________________________

                                               _________________________________
                                                Print Address

                                               _________________________________
                                                Telephone

                                               _________________________________
                                                Facsimile No.

                                                Shares beneficially owned:

                                                _______________ shares of
                                                Company Common Stock

                                                _______________ shares of
                                                Company Common Stock
                                                issuable upon exercise of
                                                outstanding options or warrants


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned Stockholder of Appnet, Inc., a Delaware corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints Mark Hoffman, Peter Pervere and Rob Tarkoff and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "SHARES") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned Stockholder of the Company as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and among Commerce One, Inc., a Delaware corporation ("PARENT") and the undersigned Stockholder (the "VOTING AGREEMENT"), and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger and Reorganization (the "REORGANIZATION AGREEMENT"), among Parent, Constitution Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("SUB"), and the Company. The Reorganization Agreement provides for the merger of the Sub with and into the Company in accordance with its terms (the "MERGER"). As used herein, the term "EXPIRATION DATE" shall mean the earlier to occur of (i) such date and time as the Reorganization Agreement shall have been validly terminated pursuant to Article VII thereof or (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the Reorganization Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of Stockholders of the Company and in every written consent in lieu of such meeting in favor of approval of the Reorganization Agreement and the Merger, in favor of each of the other transactions contemplated by the Reorganization Agreement, in favor of any matter that could reasonably be expected to facilitate the Merger and against any matter that is inconsistent with the prompt consummation of the Merger or other transactions contemplated by the Reorganization Agreement.

         The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned Stockholder may vote the Shares on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.



Dated:___________________________, 2000

                                    Signature of Stockholder:___________________

                                    Print Name of Stockholder: ________________

                                    Shares beneficially owned:

                                    __________ shares of Company Common Stock

                                    __________ shares of Company Common Stock issuable upon exercise of outstanding options or warrants



                      [SIGNATURE PAGE TO IRREVOCABLE PROXY]